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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 22, 2003


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                    0-20574                   51-0340466
(State or other jurisdiction  (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                                26950 Agoura Road
                        Calabasas Hills, California 91301
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (818) 871-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 7.    Financial Statements and Exhibits.

     (c) Exhibits.

         Exhibit 99.1. Press Release dated July 22, 2003 titled "The Cheesecake Factory Reports Record Net Income and Diluted Net Income Per Share for the Fiscal Quarter Ended July 1, 2003."

ITEM 9.    Regulation FD Disclosure.

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under this "Item 9. Regulation FD Disclosure."

     On July 22, 2003, The Cheesecake Factory Incorporated issued a press release announcing financial results for the fiscal second quarter ended July 1, 2003. A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 22, 2003            THE CHEESECAKE FACTORY INCORPORATED



                                  By:  /s/ GERALD W. DEITCHLE
                                       ----------------------------------------
                                       Gerald W. Deitchle
                                       President and Chief Financial Officer
                                       (Principal Financial Officer)

                                  EXHIBIT INDEX

      Exhibit            Description
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        99.1             Press Release dated July 22, 2003 titled "The
                         Cheesecake Factory Reports Record Net Income and
                         Diluted Net Income Per Share for the Fiscal Quarter
                         Ended July 1, 2003."